UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

CELL ROBOTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	5049-05	84-1153295
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

2715 Broadbent Parkway N.E.
	Albuquerque, New Mexico	87107
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 343-1131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Section 1 – Registrant’s Business and Operations

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

      David Mueller, PhD tendered his resignation as Director of the Company on May 24, 2005 in order to devote his time to his duties as the newly appointed chief executive officer of a start up medical device manufacturer. Dr. Mueller was appointed to the Board on September 27, 2002. Dr. Mueller agreed to serve as Board Advisor of the Company whereby the Company would continue to utilize his significant expertise and long tenured experience in the medical device industry.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CELL ROBOTICS INTERNATIONAL, INC.
Date: May 27, 2005	By:	/s/ Eutimio Sena
Eutimio Sena, Chief Executive Officer,
President and Director